                                                                    EXHIBIT 99.2

                                                                  Execution Copy

                             STOCKHOLDER AGREEMENT

     This Stockholder Agreement dated as of April 16, 1996 is between Baker Hughes Incorporated, a Delaware corporation ("Baker Hughes") and DRLX Partners, L.P., a Delaware limited partnership (the "Stockholder").

     WHEREAS, Baker Hughes, Baker Hughes Merger, Inc., a Delaware corporation and a wholly owned subsidiary of Baker Hughes ("Sub"), and Drilex International Inc. ("Drilex"), a Delaware corporation, are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time pursuant thereto, the "Merger Agreement");

     WHEREAS, the Stockholder is the record and beneficial owner of 4,119,207 shares of Common Stock, par value $0.01 per share, of Drilex (the "Drilex Common Stock") (such shares of Drilex Common Stock, together with any shares of capital stock of the Drilex acquired by the Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Stockholder Shares");

     WHEREAS, as a condition to the willingness of Baker Hughes to enter into the Merger Agreement, and as an inducement to it to do so, the Stockholder has agreed for the benefit of Baker Hughes as set forth in this Agreement; and

     WHEREAS, the Board of Directors of Drilex has approved the Stockholder's entering into this Agreement, the form of this Agreement and the transactions contemplated hereby;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows (terms defined in the Merger Agreement and used but not defined herein having the meanings assigned to such terms in the Merger Agreement):

                                   ARTICLE I

                                   THE OPTION

     Section 1.01. Grant of the Option. The Stockholder hereby grants to Baker Hughes an irrevocable option (the "Option") to purchase, on the terms and subject to the conditions set forth herein, at a per share cash exercise price of $16.00 (the "Exercise Price"), up to 1,665,839 Stockholder Shares, together with (i) any additional shares of capital stock of the Drilex or any securities or other property that the Stockholder is or becomes entitled to receive from Drilex by reason of being a record holder of such number of Stockholder Shares,
(ii) any capital stock, securities or other property into which any such number of Stockholder Shares shall have been or shall be converted or changed, whether by amendment to the Certificate of Incorporation of the Company, merger, consolidation, reorganization, capital change or otherwise, (iii) any additional Drilex Common Stock acquired by the Stockholder as the result of the Stockholder's exercising an option, warrant or other right to acquire shares of capital stock from Drilex issued with respect to such number of Stockholder Shares (all of the foregoing hereinafter collectively referred to as the "Additional Stockholder Shares"), and (iv) any shares of capital stock, securities or property referred to in clauses (i), (ii), and (iii) above that are issued or issuable in respect of Additional Stockholder Shares (such Stockholder Shares, the Additional Stockholder Shares and any shares, securities or property referred to in clause (iv) above being collectively referred to herein as the "Option Shares").

     Section 1.02. Exercise of the Option. (a) Subject to the conditions set forth in Section 1.03, the Option may be exercised in whole at any time, and in part from time to time, after the occurrence of a Triggering Event but prior to the Termination Date.

     (b) For purposes hereof, a "Triggering Event" means:

          (i) the termination of the Merger Agreement pursuant to Section 7.1(e) or Section 7.1(f), or pursuant to Sections 7.1(b) (i) or (iii) or 7.1(c)
     (i) or (ii) after the public announcement of, or the disclosure to the Board of Directors of Drilex of, an Acquisition Proposal; or

          (ii) the occurrence of any event giving Baker Hughes the right to terminate the Merger Agreement pursuant to Section 7.1(e) thereof.

For purposes hereof, the "Termination Date" means the first to occur of (1) the Effective Time of the Merger and (2) the close of business on the date 45 days after the termination of the Merger Agreement, provided such date shall be extended (but in no event beyond October 31, 1997) if an Acquisition Proposal is pending until the close of business on the third business day after the Stockholder gives Baker Hughes notice of the consummation, withdrawal or termination of the Acquisition Proposal if at such time no other Acquisition Proposal is pending.

     (c) In the event Baker Hughes wishes to exercise the Option, Baker Hughes will send a written notice to the Stockholder specifying a place, date (not less than two business days nor more than 10 calendar days after the date such notice is given) and time for the closing of the purchase of such Option Shares (the "Closing").

     (d) The purchase price payable to the Stockholder with respect to any exercise of the Option will be the product of (i) the Exercise Price and (ii) the number of Option Shares to be purchased upon such exercise.

     (e) In the event of any change in the number of issued and outstanding shares of Drilex Common Stock by reason of any stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or other change in the corporate or capital structure of Drilex, the number and kind of shares subject to the Option and the Exercise Price shall be adjusted appropriately. If, on or after the date hereof, Drilex should declare or pay any cash or stock dividend or other distribution or issue any rights with respect to the Drilex Common Stock, payable or distributable to stockholders of record on a date prior to the transfer to the name of Baker Hughes or its nominee on Ship's stock transfer books of the Option Shares, and the Option is exercised, then (a) the exercise price per Option Share will be reduced by the amount of any such cash dividend or cash distribution, and (b) the whole of any such non-cash dividend, distribution or right which would have been payable with respect to each Option Share purchased by Baker Hughes if such shares were outstanding on the record date for such distribution will be promptly remitted and transferred by the Stockholder to Baker Hughes. Upon exercise of the Option, to the extent consistent with law, pending such remittance, Baker Hughes will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right with respect to each Option Share purchased.

     Section 1.03. Closing. (a) At the Closing, the Stockholder will deliver to Baker Hughes a certificate or certificates representing the Option Shares being purchased, duly endorsed for transfer or accompanied by appropriate stock powers duly executed in blank, and Baker Hughes will pay the purchase price in immediately available funds by wire transfer to an account designated by the Stockholder. Transfer taxes, if any, imposed as a result of the exercise of the Option and the transfer of any Option Shares will be paid by the Stockholder.

     (b) The obligations of Baker Hughes and the Stockholder to consummate the purchase and sale of the Option Shares pursuant to this Article I will be subject to the fulfillment of the following conditions:

          (i) The expiration or termination of the waiting period applicable to the consummation of such transactions under the HSR Act; and

          (ii) Neither of the parties hereto shall be subject to any order of injunction of a court of competent jurisdiction which prohibits the consummation of such transactions.

Each of the parties will promptly make, and will use all reasonable efforts to cause each of their respective affiliates to make, all such filings and take all such actions as may be reasonably required in order to permit the lawful exercise of the Option, as promptly as possible. The date of any Closing may be extended, if required, to the next business day following (1) the date that any applicable waiting period under the HSR Act shall have expired or been earlier terminated (but not beyond August 31, 1997 unless Drilex shall not have complied with its obligations under the Merger Agreement with respect thereto), (2) the date that all other necessary governmental approvals for the sale of the Option Shares for which the Option shall have been exercised shall have been obtained, and (3) the satisfaction of any other condition to the Closing; provided that any delay pursuant to clauses (2) or (3) shall not exceed 10 business days.

     Section 1.04. Registration Rights Agreement. If Baker Hughes purchases any Option Shares, the Option Shares so purchased shall be "Registrable Securities" and Baker Hughes shall become a "Holder" for purposes of the Restated Registration Rights Agreement dated as of June 14, 1996 among Drilex and the stockholders party thereto, and Baker Hughes shall be entitled to the benefits of such Agreement notwithstanding any restrictions on transfer or assignment contained in Section 11(j) thereof. This Agreement shall, to the extent necessary, be deemed an amendment to such registration rights agreement to effectuate the provisions of this Section.

                                   ARTICLE II

                          COVENANTS OF THE STOCKHOLDER

     Section 2.01. Agreement to Vote. At any meeting of the stockholders of Drilex held prior to the earlier of (i) the Effective Time of the Merger and
(ii) the termination of the Merger Agreement (such earlier time being herein referred to as the "Voting Termination Date"), however called, and at every adjournment or postponement thereof prior to the Voting Termination Date, or in connection with any written consent of the stockholders of Drilex given prior to the Voting Termination Date, the Stockholder shall vote or cause to be voted the Stockholder Shares in favor of the approval of the Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement, and any actions required in furtherance hereof and thereof. The Stockholder shall not enter into any agreement or understanding with any person prior to the Voting Termination Date, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of the Stockholder Shares in any manner inconsistent with the preceding sentence.

     Section 2.02. Proxies and Voting Agreements. The Stockholder hereby revokes any and all previous proxies granted with respect to matters set forth in
Section 2.01. Prior to the Voting Termination Date, the Stockholder shall not, directly or indirectly, except as contemplated hereby, grant any proxies or powers of attorney with respect to matters set forth in Section 2.01, deposit any of the Stockholder Shares or enter into a voting agreement with respect to any of the Stockholder Shares.

     Section 2.03. No Solicitation.

     (a) From and after the date hereof until the termination of the Merger Agreement, the Stockholder will not, and will not authorize or permit any of its officers, directors, employees, partners, agents, affiliates or other representatives (collectively, "Stockholder Representatives") to, directly or indirectly, solicit or encourage (including by way of providing information) any prospective acquiror or the invitation or submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, an Acquisition Proposal.

     (b) The Stockholder shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by the Stockholder or any Stockholder Representatives with respect to any Acquisition Proposal existing on the date hereof.

     (c) Prior to the termination of the Merger Agreement, the Stockholder will promptly notify Baker Hughes of any requests for information made to the Stockholder or any Stockholder Representative or the receipt of any Acquisition Proposal made to the Stockholder or any Stockholder Representative, including the identity of the person or group engaging in such discussions or negotiations, requesting such information or making such Acquisition Proposal, and the material terms and conditions of any Acquisition Proposal.

     (d) Prior to the termination of the Merger Agreement, the Stockholder shall not enter into any agreement with any person that provides for, or in any way facilitates, an Acquisition Proposal.

     (e) The provisions of this Section 2.03 do not prohibit any Stockholder Representative who is also a Drilex Representative from taking actions permitted by Section 4.2 of the Merger Agreement.

     Section 2.04. Transfer of Option Shares by the Stockholder. Prior to the Termination Date, the Stockholder shall not (a) subject any of the Option Shares to, or suffer to exist on any of the Option Shares, any lien, pledge, security interest, charge or other encumbrance or restriction, other than pursuant to this Agreement or the terms of the existing partnership agreement of the Stockholder (the "Partnership Agreement"), or (b) sell, transfer, assign, convey or otherwise dispose of any of the Option Shares (including any such action by operation of law), other than a disposition by operation of law pursuant to the Merger. Prior to the record date for the Drilex stockholder meeting to vote on the Merger Agreement, the Stockholder will not sell, transfer, assign, convey or otherwise dispose of any of the Stockholder Shares (including any such action of operation of law).

     Section 2.05. Other Actions. Prior to the Termination Date, the Stockholder shall not take any action that would in any way restrict, limit, impede or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

                                  ARTICLE III

              REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS
                               OF THE STOCKHOLDER

     The Stockholder represents, warrants and covenants to Baker Hughes that:

     Section 3.01. Ownership. The Stockholder is as of the date hereof the beneficial and record owner of the Stockholder Shares, the Stockholder has the sole right to vote the Stockholder Shares and there are no restrictions on rights of disposition or other lien, pledge, security interest, charge or other encumbrance or restriction pertaining to the Stockholder Shares other than the terms of the Partnership Agreement. Except as provided in the terms of the Partnership Agreement, none of the Stockholder Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Stockholder Shares, and no proxy, power of attorney or other authorization has been granted with respect to any of the Stockholder Shares. Upon delivery of any Option Shares upon exercise of the Option, Baker Hughes will acquire good title to such shares, free and clear of all liens, pledges, security interests, charges or other encumbrances or restrictions.

     Section 3.02. Authority and Non-Contravention. The Stockholder is a limited partnership duly formed and validly existing under the laws of the State of Delaware. The Stockholder has the right, power and authority, and the Stockholder has been duly authorized by all necessary action (including consultation, approval or other action by or with any other person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Such actions by the Stockholder (a) require no action by or in respect of, or filing with, any Governmental Entity with respect to the Stockholder, other than any required filings under Section 13 of the Exchange Act or under the HSR Act, and (b) do not and will not contravene or constitute default under any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding on the Stockholder or result in the imposition of any lien, pledge, security interest, charge or other encumbrance or restriction on any of the Stockholder Shares (other than as provided in this Agreement with respect to Stockholder Shares).

     Section 3.03. Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

     Section 3.04. Total Shares. The Stockholder Shares are the only shares of capital stock of Drilex owned beneficially or of record as of the date hereof by the Stockholder, and the Stockholder does not have any option to purchase or right to subscribe for or otherwise acquire any securities of Drilex and has no other interest in or voting rights with respect to any other securities of Drilex.

     Section 3.05. Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Drilex, Baker Hughes or Sub in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder, except as otherwise provided in the Merger Agreement.

     Section 3.06. Reasonable Efforts. Prior to the Termination Date, the Stockholder shall use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Baker Hughes in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement and this Agreement. Subject to Section 5.17 of the Merger Agreement, Baker Hughes shall use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Stockholder in doing, all things necessary, proper or advisable to allow the Stockholder to sell publicly shares of Baker Hughes Common Stock received in the Merger without any unreasonable delay or restrictions.

                                   ARTICLE IV

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF BAKER HUGHES

     Baker Hughes represents, warrants and covenants to the Stockholder that:

     Section 4.01. Corporate Power and Authority. Baker Hughes has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Baker Hughes of this Agreement and the consummation by Baker Hughes of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Baker Hughes.

     Section 4.02. Binding Effect. This Agreement has been duly executed and delivered by Baker Hughes and is a valid and binding agreement of Baker Hughes, enforceable against Baker Hughes in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.01. Expenses. Each party hereto shall pay its own expenses incident to preparing for entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     Section 5.02. Further Assurances. From time to time, at the request of the other party, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

     Section 5.03. Specific Performance. The Stockholder agrees that Baker Hughes would be irreparably damaged if for any reason the Stockholder fails to perform any of the Stockholder's obligations under this Agreement, and that Baker Hughes would not have an adequate remedy at law for money damages in such event. Accordingly, Baker Hughes shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this agreement by the Stockholder. This provision is without prejudice to any other rights that Baker Hughes may have against the Stockholder for any failure to perform its obligations under this Agreement.

     Section 5.04. Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder:

     (a) if to Baker Hughes or Sub, to:

       Baker Hughes Incorporated
       3900 Essex Lane
       Houston, Texas 77027
       Attention: Lawrence O'Donnell, III
       Facsimile: 713-439-8472

       with a copy to:

       J. David Kirkland, Jr.
       Baker & Botts, L.L.P.
       3000 One Shell Plaza
       Houston, Texas 77002
       Facsimile: 713-229-1522

     (b) if to Stockholder, to:

        DRLX Partners, L.P.
        SCF Partners, L.P.
        6600 Texas Commerce Tower
        Houston, Texas 77002
        Attention: L. E. Simmons
        Facsimile: 713-227-7850

        with a copy to:

        Curtis W. Huff
        Fulbright & Jaworski L.L.P.
        1301 McKinney, Suite 5100
        Houston, Texas 77010
        Facsimile: 713-651-5246

     Section 5.06. Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Unless the context otherwise requires, "or" is disjunctive but not necessarily exclusive, and words in the singular include the plural and in the plural include the singular. The term "person" is to be interpreted broadly to include any corporation, partnership, trust, limited liability company, government or other entity and any group (as used with respect to Section 13(d) of the Exchange Act).

     Section 5.07. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     Section 5.08. Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereto and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 5.09. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     Section 5.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) except to the partners of the Stockholder as permitted herein without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     Section 5.11. Amendments; Termination. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

     Section 5.12. Certain Events. (a) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder Shares beneficially owned by such Stockholder and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise; provided that if the Stockholder distributes any Stockholder Shares other than Option Shares to its limited partners, then
Section 2.01 only shall be binding on such limited partners and if a limited partner publicly sells such shares, this Agreement shall cease to apply to such shares.

     (b) If any Stockholder Shares other than Option Shares are distributed to the limited partners of the Stockholder prior to 30 days prior to the Effective Time, no limited partner who beneficially owns shares of Drilex Common Stock (excluding Option Shares retained by the Stockholder) representing less than 10% of the outstanding Drilex Common Stock shall be treated as an Affiliate for purposes of Section 5.7 of the Merger Agreement.

     Section 5.13. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid but if any provision or portion of any provision of this agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision, and this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid provision the effects of which come as close as possible to those of such invalid, illegal or unenforceable provision.

     Section 5.14. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

     IN WITNESS WHEREOF, Baker Hughes and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                            DRLX PARTNERS, L.P.
                                            By: SCF Partners, L.P., general
                                            partner
                                                 By: L. E. Simmons & Associates,
                                                     Incorporated, general
                                                     partner

                                            By      /s/ L. E. SIMMONS
                                             -----------------------------------
                                                        L. E. Simmons
                                                          President

                                            BAKER HUGHES INCORPORATED

                                            By     /s/ ERIC L. MATTSON
                                             -----------------------------------
                                                       Eric L. Mattson
                                                  Senior Vice President and
                                                   Chief Financial Officer

Consented to for purposes of Section
1.04:

DRILEX INTERNATIONAL INC.

By:      /s/ L. E. SIMMONS
    --------------------------------
             L. E. Simmons
         Chairman of the Board